UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2016

     MANAGED FUTURES PREMIER AVENTIS II L.P.
 (Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	000-52602 (Commission File Number)	20-2718952 (IRS Employer Identification No.)

c/o Ceres Managed Futures LLC
522 Fifth Avenue
New York, New York 10036
 (Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:        (855) 672-4468

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 15, 2016, the Registrant’s limited partnership agreement (the “Agreement”) was amended and restated to (i) reflect the offering of multiple classes of units of limited partnership interest of the Registrant, (ii) reflect certain regulatory developments related to the implementation of the Bipartisan Budget Act of 2015 and (iii) incorporate other minor revisions into the Agreement.
A copy of the amended and restated Agreement is filed herewith as Exhibit 3.1.

Item 9.01   Financial Statements and Exhibits
(d)   Exhibits.
The following exhibit is filed herewith.
Exhibit No.	Description
3.1	Fifth Amended and Restated Agreement of Limited Partnership of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANAGED FUTURES PREMIER AVENTIS II L.P.

By: Ceres Managed Futures LLC, General Partner

By:	/s/ Patrick T. Egan
Patrick T. Egan
President and Director

Date:  November 17, 2016